Property and Equipment	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property and Equipment	Property and Equipment
Property and equipment is stated on the basis of cost. Provisions for depreciation of buildings and equipment are computed generally by the straight-line method at rates based on their estimated useful lives (12 to 50 years for buildings and three to 25 years for equipment). We review the carrying value of long-lived assets for potential impairment on a periodic basis and whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. Impairment is determined by comparing projected undiscounted cash flows to be generated by the asset to its carrying value. If an impairment is identified, a loss is recorded equal to the excess of the asset’s net book value over its fair value, and the cost basis is adjusted.
At December 31, property and equipment consisted of the following:

	2018	2017
Land	$165.5	$167.7
Buildings	7,116.6	6,826.9
Equipment	7,792.3	7,684.1
Construction in progress	1,588.6	1,600.6
	16,663.0	16,279.3
Less accumulated depreciation	(8,666.9)	(8,394.2)
Property and equipment, net	$7,996.1	$7,885.1

Depreciation expense related to property and equipment and rental expense for all leases, including contingent rentals (not material), was as follows:

	2018	2017	2016
Depreciation expense	$797.1	$681.7	$638.8
Rental expense	175.7	177.4	179.2

The future minimum rental commitments under non-cancelable operating leases are as follows:

	2019	2020	2021	2022	2023	After 2023
Lease commitments	$130.6	$107.9	$75.5	$64.7	$49.9	$281.0

Capitalized interest costs were not material for the years ended December 31, 2018, 2017, and 2016.
Assets under capital leases included in property and equipment, net on the consolidated balance sheets, capital lease obligations entered into, and future minimum rental commitments are not material.